Exhibit 10.5

                    FOURTH AMENDMENT TO INVESTMENT AGREEMENT


     THIS FOURTH AMENDMENT TO INVESTMENT AGREEMENT ("Amendment"), dated as of September 17, 1997, is made by and among (i) DEVLIEG-BULLARD, INC., a Delaware corporation (the "Company"), (ii) BANC ONE CAPITAL PARTNERS CORPORATION, a Texas corporation ("Banc One"), and PNC CAPITAL CORP, a Delaware corporation ("PNC") (Banc One and PNC are sometimes collectively referred to as the "Senior Holders or individually as a "Senior Holder"), (iii) CHARLES E. BRADLEY, SR., an individual residing in Connecticut ("Bradley") and (iv) JOHN G. POOLE, an individual residing in New York ("Poole") (Bradley and Poole are sometimes collectively referred to as the "Junior Holders", or individually as a "Junior Holder"; the Senior Holders and the Junior Holders are sometimes collectively referred to as the "Holders").


                              W I T N E S S E T H:


     WHEREAS, the Senior Holders, Allied (as defined in the Agreement) and the Company entered into that certain Investment Agreement dated as of May 25, 1994 (the "Original Agreement"), as amended by that certain First Amendment to Investment Agreement dated as of October 23, 1995, by and among Senior Holders, Allied, Junior Holders and the Company (the "First Amendment"), that certain Second Amendment to Investment Agreement dated as of April 12, 1996, by and among Senior Holders, Junior Holders and the Company (the "Second Amendment"), and that certain Third Amendment to Investment Agreement dated as of January 17, 1997, by and among Senior Holders, Junior Holders and the Company (the "Third Amendment"; the Original Agreement, the First Amendment, the Second Amendment, and the Third Amendment are herein collectively referred to as the "Agreement"), pursuant to which the Senior Holders and Allied agreed to purchase $12,000,000 of subordinated debentures and Junior Holders agreed to purchase $4,000,000 of junior debentures (the proceeds of said junior debentures having been used to satisfy the senior debentures held by Allied), all in accordance with, and as provided in, the Agreement; and


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     WHEREAS,  the Company has requested  that the Senior Holders and the Junior
Holders further amend the Agreement in certain respects; and

     WHEREAS, Allied remains a "Holder" under the Agreement for limited purposes only and, accordingly, is not required to join in this Amendment;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreement contained herein, intending to be legally bound hereby, the parties agree as follows:

     1. Consolidated Fixed Charge Coverage Ratio. Section 7.15 of the Agreement is hereby amended in its entirety to read as follows:

          7.15 Consolidated Fixed Charge Coverage Ratio. The Company and its Consolidated Subsidiaries shall maintain at the end of each Rolling Period a Consolidated Fixed Charge Coverage Ratio of not less than the following:

                  Rolling Period                                 Ratio
                  --------------                                 -----

                  July 31, 1997                           1.10     to      1.00
                  July 31, 1998                           1.10     to      1.00
                  July 31, 1999                           1.10     to      1.00
                  July 31, 2000                           1.10     to      1.00
                  and thereafter

     2. Capital Expenditures. Section 7.18 of the Agreement is hereby amended in its entirety to read as follows:

                  7.18 Capital Expenditures. The aggregate amount of all Capital Expenditures of Company and its Subsidiaries will not exceed $2,100,000 in any fiscal year. In any fiscal year the Company and its Subsidiaries shall be entitled to add to the $2,100,000 ceiling for such fiscal year, Capital Expenditures equal to one-half of the amount, if any, by which $2,100,000 exceeds the amount of Capital Expenditures which were made in the preceding fiscal year.

     3. Miscellaneous. The provisions of the Agreement shall remain in full force and effect except as modified hereby.


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



     IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Fourth Amendment to Investment Agreement as of the date first written above.


                                                 DEVLIEG-BULLARD, INC.


ATTEST: _______________________                  By: /s/ WO Thomas
                                                     --------------------------
                                                    Title: President




                                                 BANC ONE CAPITAL PARTNERS
                                                 CORPORATION


ATTEST: _______________________                  By: /s/  James H. Wolfe
                                                     --------------------------
                                                    Title: Managing Director




                                                 PNC CAPITAL CORP


ATTEST: _______________________                  By: /s/  David J. Blair
                                                     --------------------------
                                                    Title: Senior Vice President
                                                           and Principle





WITNESS: ______________________                  /s/  Charles E. Bradley
                                                 ------------------------------
                                                 CHARLES E. BRADLEY, SR.



WITNESS: ______________________                  /s/  John G. Poole
                                                 ------------------------------
                                                 JOHN G. POOLE



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